SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2007
Youbet.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)
(818) 668-2100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 23, 2007, Youbet.com, Inc. issued a press release announcing that its negotiations with TrackNet were at an impasse over content restrictions. A copy of this press release is attached hereto as Exhibit 99.1.
After issuing the press release, Youbet held a conference call regarding the negotiations for its investors. A copy of the transcript of this call is attached hereto as Exhibit 99.2.
On April 24, 2007, Youbet issued a press release reporting the renewal of the totalizator service contract between United Tote, Youbet’s subsidiary, and Churchill Downs, Inc. until 2010. A copy of this press release is attached hereto as Exhibit 99.3.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:
99.1	Press Release dated April 23, 2007.

99.2	Conference Call Transcript dated April 23, 2007.

99.3	Press Release dated April 24, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.
Date: April 24, 2007	By:	/s/ Gary W. Sproule
Gary W. Sproule
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated April 23, 2007.

99.2	Conference Call Transcript dated April 23, 2007.

99.3	Press Release dated April 24, 2007.